Exhibit 10.49

WAIVER AND CONSENT

This WAIVER AND CONSENT (this “Waiver”), dated as of August 18, 2015, is entered into among APOLLO Medical Holdings, Inc., a Delaware corporation (“Company”), and NNA of Nevada, Inc., a Nevada corporation (“Lender”).

RECITALS

A. Reference is made to (i) the Credit Agreement, dated as of March 28, 2014, between the Company and the Lender (the “Credit Agreement”), and (ii) the Convertible Note issued by the Company on March 28, 2014 to the Lender (the “Convertible Note”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement and in the Convertible Note, as applicable.

B. The Company has requested the Lender to treat Bay Area Hospitalist Associates, A Medical Corporation (“BAHA”), as an Immaterial Subsidiary.

C. Events of Default have occurred pursuant to Section 8.1(b) of each of the Credit Agreement and the Convertible Note because the Company has paid compensation to Hosseinion and Vazquez for the Company’s 2014 and 2015 fiscal years, as described in the Company’s Annual Report on Form 10-K/A filed on July 29, 2015, that was not permitted by Section 7.10(iii) of each of the Credit Agreement and the Convertible Note (the “Compensation Defaults”), and the Company has requested the Lender to waive the Compensation Defaults.

D. Events of Default have occurred pursuant to Section 8.1(b) of each of the Credit Agreement and the Convertible Note because of the Company’s failure to satisfy the Consolidated Tangible Net Worth requirement set forth in Section 6.4 of each of the Credit Agreement and the Convertible Note for the fiscal quarter ended June 2015 (the “CTNW Defaults”), and the Company has requested the Lender to waive the CTNW Defaults.

E. Events of Default have occurred pursuant to Section 8.1(b) of each of the Credit Agreement and the Convertible Note because the aggregate outstanding principal balance under the Intercompany Loan Agreement between Apollo Medical Management, Inc. and ApolloMed Care Clinic, a California professional corporation, has exceeded the amount permitted by Section 7.2(iv) of each of the Credit Agreement and the Convertible Note, with such excess being $213,276 as of June 30, 2015 and any such other excess balances prior to the date hereof (the “Intercompany Loan Defaults”), and the Company has requested the Lender to waive the Intercompany Loan Defaults and to consent to an excess principal balance not exceeding $250,000 at any one time with respect to the Intercompany Loan Agreement between Apollo Medical Management, Inc. and ApolloMed Care Clinic (the “Excess Loan Balance”).

F. The Lender has agreed to (i) treat BAHA as an “Immaterial Subsidiary” until October 15, 2015, (ii) waive the Compensation Defaults, (iii) waive the CTNW Defaults, and (vi) waive the Intercompany Loan Defaults and permit the Excess Loan Balance until October 15, 2015, in each case based upon the terms and subject to the conditions set forth herein.

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STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

LENDER WAIVERS AND CONSENTS

1.1 The Lender hereby consents to treating BAHA as an Immaterial Subsidiary under the Credit Agreement and the Convertible Note until October 15, 2015.

1.2 The Lender hereby waives the Compensation Defaults for the 2014 and 2015 fiscal years.

1.3 The Lender hereby waives the CTNW Defaults for the fiscal quarter ended June 2015.

1.4 The Lender hereby waives the Intercompany Loan Defaults and hereby consents to the Excess Loan Balance until October 15, 2015.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

This Waiver shall become effective on the date (such date being referred to as the “Effective Date”) when the Lender and the Company shall have executed and delivered to each other counterparts of this Waiver.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Lender that (i) this Waiver has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Convertible Note, the other Credit Documents or the other Transaction Documents, other than with respect to the Compensation Defaults, the CTNW Defaults and the Intercompany Loan Defaults.

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ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF THE COMPANY

The Company hereby confirms and agrees that, after giving effect to this Waiver, the Credit Agreement, the Convertible Note, the other Credit Documents and the other Transaction Documents remain in full force and effect and enforceable against the Company in accordance with its respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, other than as amended by this Waiver, and, except as set forth herein, the waivers and consents contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, any rights of the Lender in any of the Credit Agreement, the Convertible Note, the other Credit Documents and the other Transaction Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Company represents and warrants to Lender that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Agreement, the Convertible Note, the other Credit Documents or the other Transaction Documents, or if the Company has any such claims, counterclaims, offsets, or defenses to the Credit Agreement, the Convertible Note, any other Credit Documents or any other Transaction Document the same are hereby waived, relinquished, and released in consideration of the execution of this Waiver.

This acknowledgement and confirmation of the Company is made and delivered to induce the Lender to enter into this Waiver, and the Company acknowledges that the Lender would not enter into this Waiver in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1              Governing Law. This Waiver shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2              Full Force and Effect. Except as expressly amended hereby, the Credit Agreement, the Convertible Note, the other Credit Documents and the other Transaction Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the Convertible Note, any other Credit Document or any other Transaction Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement, the Convertible Note, such other applicable Credit Document or such other applicable Transaction Document after giving effect to this Waiver. Any reference to the Credit Agreement, the Convertible Note, any other Credit Document or any other Transaction Document shall refer to the Credit Agreement, the Convertible Note, the other applicable Credit Document, and the other applicable Transaction Document as amended hereby. This Waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Convertible Note, any other Credit Document or any other Transaction Document except as expressly set forth herein. This Waiver shall constitute a Credit Document and a Transaction Document.

5.3              Severability. To the extent any provision of this Waiver is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Waiver in any jurisdiction.

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5.4              Successors and Assigns. This Waiver shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.5              Construction. The headings of the various sections and subsections of this Waiver have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.6              Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Company: APOLLO medical holdings, inc. By: /s/ Warren Hosseinion Name: Warren Hosseinion Title: CEO Lender: NNA OF NEVADA, INC. By: /s/ Mark Fawcett Name: Mark Fawcett Title: SVP - Treasurer

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